EXECUTION VERSION

LOAN SALE AGREEMENT

by and between

GOLUB CAPITAL BDC CLO 2014 LLC,

as the Purchaser

and

GOLUB CAPITAL BDC, INC.,

as the Seller

Dated as of June 5, 2014

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Table of Contents

(continued)

		Page

Section 6.8.	Binding Effect; Assignability	12

Section 6.9.	Headings and Exhibits	13

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SCHEDULES AND EXHIBITS

Schedule I	-	Sale Portfolio List

Exhibit A	-	Form of Loan Assignment

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LOAN SALE AGREEMENT

THIS LOAN SALE AGREEMENT, dated as of June 5, 2014, by and between GOLUB CAPITAL BDC, INC., a Delaware corporation, as the seller (the “Seller”) and GOLUB CAPITAL BDC CLO 2014 LLC, a Delaware limited liability company, as the purchaser (the “Purchaser”).

W I T N E S S E T H:

WHEREAS, the Purchaser has agreed to Purchase (as hereinafter defined) from the Seller from time to time, and the Seller has agreed to Sell (as hereinafter defined) to the Purchaser from time to time, certain Conveyed Collateral (as hereinafter defined) on the terms set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Purchaser and the Seller, intending to be legally bound, hereby agree as follows:

ARTICLE I.

DEFINITIONS

Section 1.1.          General. The specific terms defined in this Article include the plural as well as the singular. Words herein importing a gender include the other gender. References herein to “writing” include printing, typing, lithography and other means of reproducing words in visible form. References to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement or the Indenture (as hereinafter defined). References herein to Persons include their successors and assigns permitted hereunder or under the Indenture. The terms “include” or “including” mean “include without limitation” or “including without limitation.” The words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision, and Article, Section, Schedule and Exhibit references, unless otherwise specified, refer to Articles and Sections of and Schedules and Exhibits to this Agreement. References to any applicable law means such applicable law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any Section or other provision of any applicable law means that provision of such applicable law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such Section or other provision. Capitalized terms used herein but not defined herein shall have the respective meanings assigned to such terms in the Indenture (as hereinafter defined), provided that, if, within such definition in the Indenture a further term is used which is defined herein, then such further term shall have the meaning given to such further term herein.

Section 1.2.          Specific Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

“Agreement” means this Loan Sale Agreement, as the same may be amended, restated, waived, supplemented and/or otherwise modified from time to time hereafter.

“Conveyed Collateral” means the Collateral Obligations listed on Schedule I and related Assets.

“Indenture” means that certain Indenture, dated on or about the date hereof, by and between the Purchaser and Wells Fargo Bank, National Association, as trustee, as such may be amended, restated, supplemented or otherwise modified from time to time pursuant to the terms thereof.

“Loan Assignment” means a Loan Assignment executed by the Seller, substantially in the form of Exhibit A attached hereto.

“Purchase” means a purchase by the Purchaser of Conveyed Collateral from the Seller pursuant to Article II.

“Purchase Date” means, any Business Day, including the Closing Date, on which any Sale Portfolio is acquired by the Purchaser pursuant to the terms of this Agreement.

“Purchase Price” has the meaning specified in Section 2.2.

“Purchaser” has the meaning specified in the Preamble.

“Sale” and “Sell” have the meanings specified in Section 2.1(a), and the term “Sold” shall have the corresponding meaning.

“Sale Portfolio” means all right, title, and interest (whether now owned or hereafter acquired or arising, and wherever located) of the Seller in the Conveyed Collateral.

“Schedule I” means the schedule of all Collateral Obligations that are Sold by the Seller to the Purchaser on a Purchase Date, as supplemented on any subsequent Purchase Date by the “Schedule I” attached to the applicable Loan Assignment, and incorporated herein by reference, as such schedule may be supplemented and amended from time to time pursuant to the terms hereof.

“Transfer Taxes” means any tax, fee or governmental charge payable by the Purchaser, the Seller or any other Person to any federal, state or local government arising from or otherwise related to the Sale of any Collateral Obligation, the related Underlying Instruments (if any) and/or any other related Assets from the Seller to the Purchaser under this Agreement (excluding taxes measured by net income).

Section 1.3.          Other Terms. All accounting terms used but not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York, and used but not specifically defined herein, are used herein as defined in such Article 9.

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Section 1.4.          Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding.” Reference to days or days without further qualification means calendar days. Reference to any time means New York, New York time.

Section 1.5.          Certain References. All references to the Principal Balance of a Collateral Obligation as of a Purchase Date shall refer to the close of business on such day.

ARTICLE II.

SALE AND PURCHASE OF THE CONVEYED COLLATERAL

Section 2.1.          Sale and Purchase of the Conveyed Collateral.

(a)          Subject to the terms and conditions of this Agreement, on the Closing Date and each Purchase Date thereafter, the Seller hereby agrees to (i) sell, assign and otherwise convey (collectively, “Sell” and any such sale, assignment and/or other conveyance, a “Sale”), to the Purchaser, without recourse, and the Purchaser hereby agrees to purchase, all right, title and interest of the Seller (whether now owned or hereafter acquired or arising, and wherever located) in and to the Sale Portfolio designated by the Seller and (ii) transfer, or cause the deposit into, the Collection Account of all Interest Proceeds, Principal Proceeds and/or other Monies received by the Seller on account of any Sale Portfolio hereunder on and after the Purchase Date with respect to such Sale Portfolio and required to be deposited in the Collection Account pursuant to the Indenture, in each case, within two Business Days of the receipt thereof. The Seller hereby acknowledges that each Sale to the Purchaser hereunder is absolute and irrevocable, without reservation or retention of any interest whatsoever by the Seller.

(b)          The Seller shall on each Purchase Date execute and deliver to the Purchaser a proposed Loan Assignment identifying the Sale Portfolio to be Sold by the Seller to the Purchaser on such Purchase Date. From and after such Purchase Date, the Sale Portfolio listed on Schedule I to the related Loan Assignment shall be deemed to be listed on Schedule I hereto and constitute part of the Sale Portfolio hereunder.

(c)          On and after each Purchase Date hereunder and upon payment of the Purchase Price therefor, the Purchaser shall own the Sale Portfolio Sold by the Seller to the Purchaser on such Purchase Date, and the Seller shall not take any action inconsistent with such ownership and shall not claim any ownership interest in such Sale Portfolio.

(d)          In connection with each Purchase of any Sale Portfolio hereunder, the Seller shall cause to be Delivered to the Custodian (with a copy to the Trustee), the Underlying Instruments and other Assets related to the Collateral Obligations that are a part of such Sale Portfolio being Sold by the Seller in accordance with the terms of the Indenture.

(e)          In connection with the Purchase by the Purchaser of any Sale Portfolio as contemplated by this Agreement, the Seller further agrees that it shall, at its own expense, indicate clearly and unambiguously in its computer files on or prior to each Purchase Date, and its financial statements, that such Sale Portfolio has been purchased by the Purchaser in accordance with this Agreement.

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(f)          The Seller further agrees to deliver to the Purchaser on or before each Purchase Date a computer file containing a true, complete and correct list of all Collateral Obligations to be Sold hereunder on such Purchase Date, identified by the related Obligor’s name and Principal Balance as of the related Cut-Off Date. Such file or list shall be marked as Schedule I to the applicable Loan Assignment and shall be delivered to the Purchaser as confidential and proprietary, and is hereby incorporated into and made a part of Schedule I to this Agreement, as such Schedule I may be supplemented and amended from time to time.

Section 2.2.          Purchase Price.

The purchase price for (a) the Sale Portfolio Sold on the Closing Date to the Purchaser and (b) each Sale Portfolio Sold after the Closing Date to the Purchaser (collectively, the “Purchase Price”) shall be the value thereof as determined by the board of directors of the Seller in accordance with the 1940 Act (but in no event at less than fair market value).  The Purchase Price paid in connection with the transfer of the Sale Portfolio from the Seller to the Purchaser on the Closing Date shall consist of (i) cash paid by the Purchaser to the Seller on the date hereof and (ii) a beneficial interest in the Class C Notes issued by the Purchaser on the date hereof. To the extent that such cash and Class C Notes so paid on the date hereof is less than the Purchase Price of the Sale Portfolio purchased on the Closing Date, the difference shall be deemed a capital contribution from the Seller to the Purchaser on the date hereof.  After the Closing Date, to the extent the cash paid for any Sale Portfolio is less than the fair market value thereof, the difference will be deemed to be a capital contribution made by Seller to the Purchaser.

Section 2.3.          [Reserved].

Section 2.4.          Nature of the Sales.

(a)          It is the express intent of the parties hereto that the Sale of any Sale Portfolio by the Seller to the Purchaser hereunder be, and be treated for all purposes (other than for accounting and tax purposes) as an absolute sale by the Seller (free and clear of any Lien, security interest, charge or encumbrance other than Permitted Liens) of such Sale Portfolio. It is, further, not the intention of the parties that such Sale be deemed a pledge of any such Sale Portfolio by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the intent of the parties, any such Sale Portfolio is held to continue to be property of the Seller, then the parties hereto agree that: (i) this Agreement shall also be deemed to be, and hereby is, a “security agreement” within the meaning of Article 9 of the UCC; (ii) the transfer of any such Sale Portfolio provided for in this Agreement shall be deemed to be a grant by the Seller to the Purchaser of a first priority security interest (subject only to Permitted Liens) in all of the Seller’s right, title and interest in and to such Sale Portfolio and all amounts payable to the holders of the Sale Portfolio in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts from time to time held or invested in the Collection Account and the Revolver Funding Account, whether in the form of cash, instruments, securities or other property, to secure the prompt and complete payment of a loan deemed to have been made in an amount equal to the aggregate Purchase Price of such Sale Portfolio together with all of the other obligations of the Seller hereunder; (iii) the possession by the Purchaser (or the Custodian on behalf of the Trustee, for the benefit of the Secured Parties) of such Sale Portfolio and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be, subject to clause (iv), for purposes of perfecting the security interest pursuant to the UCC; and (iv) acknowledgements from Persons holding such property shall be deemed acknowledgements from custodians, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. The parties further agree in such event that any assignment of the interest of the Purchaser pursuant to any provision hereof shall also be deemed to be an assignment of any security interest created pursuant to the terms of this Agreement. Each of the Seller and the Purchaser shall, to the extent consistent with this Agreement and the other Transaction Documents, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in any Sale Portfolio, such security interest would be deemed to be a perfected security interest of first priority (subject only to Permitted Liens) under applicable law and will be maintained as such throughout the term of this Agreement. The Purchaser shall have, in addition to the rights and remedies which it may have under this Agreement, all other rights and remedies provided to a secured creditor under the UCC and other applicable law, which rights and remedies shall be cumulative.

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(b)          It is the intention of each of the parties hereto that each Sale Portfolio Sold by the Seller to the Purchaser pursuant to this Agreement shall constitute assets owned by the Purchaser and shall not be part of the Seller’s estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy or similar law.

(c)          The Purchaser agrees to treat, and shall cause the Seller to treat, for all purposes (other than for accounting and tax purposes), the transactions effected by this Agreement as sales of assets to the Purchaser.

Section 2.5.          Delivery of Documents.

The Seller and the Purchaser acknowledge and agree that, solely for administrative convenience, any transfer document or assignment agreement (or, in the case of any Underlying Instrument that is in the form of a note, any chain of endorsement) required to be executed and delivered in connection with the transfer of a Collateral Obligation in accordance with the terms of any related Underlying Instruments may reflect that (i) an affiliate of the Seller (or any third party from whom the Seller or the Purchaser may purchase a Collateral Obligation) is assigning such Collateral Obligation directly to the Purchaser or (ii) the Purchaser is acquiring such Collateral Obligation at the closing of such Collateral Obligation. Nothing in any such transfer document or assignment agreement (or, in the case of any Underlying Instrument that is in the form of a note, nothing in such chain of endorsement) shall be deemed to impair the transfers of the Collateral Obligations by the Seller to the Purchaser in accordance with the terms of this Agreement.

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ARTICLE III.

CONDITIONS OF SALE AND PURCHASE

Section 3.1.          Conditions Precedent to Effectiveness. This Agreement shall be effective upon the receipt by the Purchaser of a copy of this Agreement duly executed by each of the parties hereto.

Section 3.2.          Conditions Precedent to All Purchases. The Purchase to take place on the Closing Date and each Purchase to take place on a subsequent Purchase Date hereunder shall be subject to the further conditions precedent that the Purchaser shall have received a duly executed and completed Loan Assignment along with a Schedule I that is true, accurate and complete in all respects as of the related Cut-Off Date.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES

Section 4.1.          Representations and Warranties of the Seller. The Seller makes the following representations and warranties, on which the Purchaser relies in acquiring each Sale Portfolio Purchased hereunder and each of the Secured Parties relies upon in entering into the Indenture or purchasing the Notes. As of the Closing Date and each Purchase Date (unless a specific date is specified below), the Seller represents and warrants to the Purchaser for the benefit of the Purchaser and each of its successors and assigns that:

(a)          Organization and Good Standing. The Seller has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with all requisite corporate power and authority to own or lease its properties and to conduct its business as such business is presently conducted, and had at all relevant times, and now has, all necessary power, authority and legal right to acquire and own each Sale Portfolio and to Sell such Sale Portfolio to the Purchaser hereunder.

(b)          Due Qualification. The Seller is duly qualified to do business and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, licenses and/or approvals.

(c)          Power and Authority; Due Authorization; Execution and Delivery. The Seller (i) has all necessary corporate power, authority and legal right to (a) execute and deliver this Agreement and each Loan Assignment and (b) carry out the terms of this Agreement and each Loan Assignment and (ii) has duly authorized by all necessary corporate action the execution, delivery and performance of this Agreement and each Loan Assignment and the sale and assignment of an ownership interest in each Sale Portfolio on the terms and conditions herein provided. This Agreement and each Loan Assignment have been duly executed and delivered by the Seller.

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(d)          Valid Conveyance; Binding Obligations. This Agreement and each Loan Assignment and, in the case of each Loan Assignment delivered after the Closing Date, will be, duly executed and delivered by the Seller, and this Agreement, together with the applicable Loan Assignment in each case, other than for accounting and tax purposes, shall effect valid Sales of each Sale Portfolio, enforceable against the Seller and creditors of and purchasers from the Seller, and this Agreement and each Loan Assignment shall constitute legal, valid and binding obligations of the Seller enforceable against the Seller in accordance with their respective terms, except as enforceability may be limited by the Bankruptcy Code and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief laws from time to time in effect affecting the rights of creditors generally and general principles of equity (whether such enforceability is considered in a suit at law or in equity).

(e)          No Violation. The execution, delivery and performance of this Agreement, each Loan Assignment and all other agreements and instruments executed and delivered or to be executed and delivered by the Seller pursuant hereto or thereto in connection with the Sale of any Sale Portfolio will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the Seller’s organizational documentation or any, contractual obligation of the Seller, (ii) result in the creation or imposition of any Lien (other than Permitted Liens) upon any of the Seller’s properties pursuant to the terms of any such contractual obligation, other than this Agreement, or (iii) violate any applicable law.

(f)          No Proceedings. There is no litigation, proceeding or investigation pending or, to the knowledge of the Seller, threatened against the Seller, before any Governmental Authority (i) asserting the invalidity of this Agreement or any Loan Assignment, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any Loan Assignment or (iii) seeking any determination or ruling that could reasonably be expected to have a Material Adverse Effect.

(g)          All Consents Required. All approvals, authorizations, consents, orders, licenses or other actions of any Person or of any Governmental Authority (if any) required for the due execution, delivery, performance, validity or enforceability of this Agreement or any Loan Assignment to which the Seller is a party have been obtained.

(h)          State of Organization, Etc. The Seller has not changed its name since its incorporation. Except as permitted hereunder, the chief executive office of the Seller (and the location of the Seller’s records regarding the Sale Portfolio (other than those delivered to the Custodian)) is at the address of the Seller set forth on the signature pages hereto. The Seller’s only jurisdiction of incorporation is Delaware, and, except as permitted hereunder, the Seller has not changed its jurisdiction of incorporation.

(i)          Bulk Sales. The execution, delivery and performance of this Agreement and the transactions contemplated hereby do not require compliance with any “bulk sales” act or similar law by the Seller.

(j)          Solvency. The Seller is not the subject of any bankruptcy proceedings. The Seller is Solvent and will not become insolvent after giving effect to the transactions contemplated by this Agreement and the other Transaction Documents. The Seller, after giving effect to the transactions contemplated by this Agreement and the other Transaction Documents, will have an adequate amount of capital to conduct its business.

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(k)          Compliance with Laws. The Seller has complied in all respects with all applicable law to which it may be subject.

(l)          Taxes. The Seller has filed or caused to be filed all tax returns that are required to be filed by it (subject to any extensions to file properly obtained by the same). The Seller has paid or made adequate provisions for the payment of all Taxes and all assessments made against it or any of its property (other than any amount of Tax the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of the Seller), and no tax lien has been filed and, to the Seller’s knowledge, no claim is being asserted, with respect to any such Tax, assessment or other charge.

(m)          Exchange Act Compliance; Regulations T, U and X. None of the transactions contemplated herein or in the other Transaction Documents (including, without limitation, the use of the proceeds from the Sale of any Sale Portfolio) will violate or result in a violation of Section 7 of the Exchange Act, or any regulations issued pursuant thereto, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II. The Seller does not own or intend to carry or purchase, and no proceeds from the Sale of the Sale Portfolio will be used to carry or purchase, any Margin Stock or to extend “purpose credit” within the meaning of Regulation U.

(n)          Loan Assignments. Each Loan Assignment is accurate in all respects.

(o)          No Liens, Etc. Each Sale Portfolio to be acquired by the Purchaser hereunder is owned by the Seller free and clear of any Lien, security interest, charge or encumbrance (subject only to Permitted Liens), and the Seller has the full right, corporate power and lawful authority to Sell the same and interests therein and, upon the Sale thereof hereunder, the Purchaser will have acquired good and marketable title to and a valid and perfected ownership interest in such Sale Portfolio, free and clear of any Lien, security interest, charge or encumbrance (subject only to Permitted Liens).

(p)          Information True and Correct. All information heretofore furnished by or on behalf of the Seller to the Purchaser or any assignee thereof in connection with this Agreement or any transaction contemplated hereby is accurate, true and correct and does not omit to state a material fact or any fact necessary to make the statements contained therein not misleading; provided that, solely with respect to written or electronic information furnished by or on behalf of the Seller which was provided to the Seller from an Obligor with respect to a Collateral Obligation, such information need only be accurate, true and correct to the knowledge of the Seller.

(q)          Intent of the Seller. The Seller has not sold, contributed, transferred, assigned or otherwise conveyed any interest in any Sale Portfolio to the Purchaser with any intent to hinder, delay or defraud any of the Seller’s creditors.

(r)          Value Given. The Seller has received reasonably equivalent value from the Purchaser in exchange for the Sale of such Sale Portfolio Sold hereunder. No such Sale has been made for or on account of an antecedent debt owed by the Seller and no such transfer is or may be voidable or subject to avoidance under any section of the Bankruptcy Code.

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Section 4.2.          Representations and Warranties of the Seller Relating to the Agreement and each Sale Portfolio. The Seller makes the following representations and warranties, on which the Purchaser relies in acquiring each Sale Portfolio Purchased hereunder and each of the Secured Parties relies upon in entering into the Indenture or purchasing the Notes. As of the Closing Date and each Purchase Date, the Seller represents and warrants to the Purchaser for the benefit of the Purchaser and each of its successors and assigns that:

(a)          Valid Transfer and Security Interest. This Agreement, together with the Loan Assignments, constitutes a valid transfer to the Purchaser of all right, title and interest in, to and under all Sale Portfolio, free and clear of any Lien of any Person claiming through or under the Seller or its Affiliates, except for Permitted Liens. If the conveyances contemplated by this Agreement are determined to be a transfer for security, then this Agreement constitutes a grant of a security interest in all Sale Portfolio to the Purchaser which upon the delivery of the Required Loan Documents to the Purchaser (or to the Custodian on behalf of the Trustee, for the benefit of the Secured Parties) and the filing of the financing statements shall be a first priority perfected security interest in all Sale Portfolio, subject only to Permitted Liens.

(b)          Eligibility of Sale Portfolio. (i) Schedule I is an accurate and complete listing of all the Sale Portfolio as of the related Cut-Off Date and the information contained therein with respect to the identity of such Sale Portfolio and the amounts owing thereunder is true and correct as of the related Cut-Off Date and (ii) with respect to each item of the Sale Portfolio, all consents, licenses, approvals or authorizations of or registrations or declarations of any governmental authority or any Person required to be obtained, effected or given by the Seller in connection with the transfer of an ownership interest or security interest in each item of Sale Portfolio to the Purchaser have been duly obtained, effected or given and are in full force and effect.

It is understood and agreed that the representations and warranties provided in this Section 4.2 shall survive (x) the Sale of each Sale Portfolio to the Purchaser, (y) the grant of a first priority perfected security interest in, to and under each Sale Portfolio pursuant to the Indenture by the Purchaser and (z) the termination of this Agreement and the Indenture. Upon discovery by the Seller or the Purchaser of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice thereof to the other and to the Trustee immediately upon obtaining knowledge of such breach.

Section 4.3.          Representations and Warranties of the Purchaser. The Purchaser makes the following representations and warranties, on which the Seller relies in selling each Sale Portfolio to the Purchaser hereunder and each of the Secured Parties relies upon in entering into the Indenture. As of the Closing Date and each Purchase, the Purchaser represents and warrants to the Seller for the benefit of the Seller and each of its successors and assigns that:

(a)          Organization and Good Standing. The Purchaser has been duly organized and is validly existing and in good standing as a limited liability company under the laws of the State of Delaware or such other jurisdiction as permitted under the terms of the Transaction Documents, with the power and authority to own or lease its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and has, all necessary power, authority and legal right to acquire and own each Sale Portfolio.

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(b)          Due Qualification. The Purchaser is duly qualified to do business and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, licenses and/or approvals.

(c)          Power and Authority; Due Authorization; Execution and Delivery. The Purchaser (i) has all necessary limited liability company power, authority and legal right to (a) execute and deliver this Agreement and the other Transaction Documents to which it is a party and (b) carry out the terms of this Agreement and the other Transaction Documents to which it is a party and (ii) has duly authorized by all necessary limited liability company action the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and the Purchase of each Sale Portfolio on the terms and conditions herein provided. This Agreement and each other Transaction Document to which the Purchaser is a party have been duly executed and delivered by the Purchaser.

(d)          All Consents Required. All approvals, authorizations, consents, orders, licenses or other actions of any Person or of any Governmental Authority (if any) required for the due execution, delivery, performance, validity or enforceability of this Agreement or any Loan Assignment to which the Purchaser is a party have been obtained.

(e)          Binding Obligation. This Agreement and each other Transaction Document to which the Purchaser is a party constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its respective terms, except as enforceability may be limited by the Bankruptcy Code and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief laws from time to time in effect affecting the rights of creditors generally and general principles of equity (whether such enforceability is considered in a suit at law or in equity).

(f)          No Violation. The consummation of the transactions contemplated by this Agreement, each Loan Assignment and the other Transaction Documents to which it is a party and the fulfillment of the terms hereof and thereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the Purchaser’s certificate of formation, limited liability company agreement or any contractual obligation of the Purchaser, (ii) result in the creation or imposition of any Lien (other than Permitted Liens) upon any of the Purchaser’s properties pursuant to the terms of any such contractual obligation, other than this Agreement, or (iii) violate any applicable law.

(g)          Value Given. The Purchaser has given reasonably equivalent value to the Seller in exchange for the Sale of such Sale Portfolio. No such Sale has been made for or on account of an antecedent debt owed by the Seller and no such transfer is or may be voidable or subject to avoidance under any section of the Bankruptcy Code.

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(h)          No Proceedings. There is no litigation, proceeding or investigation pending or, to the knowledge of the Purchaser, threatened against the Purchaser, before any Governmental Authority (i) asserting the invalidity of this Agreement, any Loan Assignment or any other Transaction Document to which the Purchaser is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, any Loan Assignment or any other Transaction Document to which the Purchaser is a party or (iii) seeking any determination or ruling that could reasonably be expected to have a Material Adverse Effect.

(i)          Sale Agreement. This Agreement and the Loan Assignments contemplated herein are the only agreements or arrangements pursuant to which the Purchaser Purchases each Sale Portfolio Sold to it by the Seller.

(j)          Compliance with Law. The Purchaser has complied in all respects with all applicable law to which it may be subject, and no item of any Sale Portfolio contravenes any applicable law.

ARTICLE V.

ADDITIONAL RIGHTS AND OBLIGATIONS IN

RESPECT OF THE SALE PORTFOLIO

Section 5.1.          Rights of the Purchaser. The Seller hereby authorizes the Purchaser, the Collateral Manager, the Trustee and/or their respective designees or assignees to take any and all steps in Seller’s name and on behalf of the Seller that the Purchaser, the Collateral Manager, the Trustee and/or their respective designees or assignees determine are necessary or appropriate to collect all amounts due under any and all Sale Portfolio and to enforce or protect the Purchaser’s and the Trustee’s rights under this Agreement, including endorsing the name of the Seller on checks and other instruments representing Interest Proceeds and Principal Proceeds and enforcing such Sale Portfolio.

ARTICLE VI.

MISCELLANEOUS

Section 6.1.          Amendments; Limited Agency. No amendment, waiver or other modification of any provision of this Agreement shall be effective unless signed by the Purchaser and the Seller and consented to in writing by the Trustee.

Section 6.2.          Waivers; Cumulative Remedies. No failure or delay on the part of the Purchaser (or any assignee thereof) or the Seller in exercising any power, right, privilege or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right, privilege or remedy preclude any other or future exercise thereof or the exercise of any other power, right, privilege or remedy. The powers, rights, privileges and remedies herein provided are cumulative and not exhaustive of any powers, rights, privileges and remedies provided by law. Any waiver of this Agreement shall be effective only in the specific instance and for the specific purpose for which it is given.

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Section 6.3.          Notices. All demands, notices and other communications hereunder shall, unless otherwise stated herein, be in writing (which shall include facsimile communication and communication by e-mail in portable document format (.pdf)) and faxed, e-mailed or delivered, to each party hereto, at its address set forth under its name on the signature pages hereto or at such other address as shall be designated by such party in a written notice to the other parties hereto. Notices and communications by facsimile and e-mail shall be effective when sent (and shall be followed by hard copy sent by regular mail), and notices and communications sent by other means shall be effective when received.

Section 6.4.          Severability of Provisions. If any one or more of the covenants, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, provisions or terms shall be deemed severable from the remaining covenants, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Section 6.5.          GOVERNING LAW; JURY WAIVER. THIS AGREEMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREUNDER.

Section 6.6.          Counterparts. For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or e-mail in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 6.7.          Bankruptcy Non-Petition and Limited Recourse; Claims. Each of the parties hereto hereby agrees that it will not institute against, or join any other Person in instituting against, the other party hereto any Bankruptcy Proceeding so long as there shall not have elapsed one year and one day (or such longer preference period as shall then be in effect) after payment in full of all Notes. In addition, neither party hereto shall have any recourse for any amounts payable or any other obligations arising under this Agreement against any officer, member, director, employee, partner, Affiliate or security holder of the other party or any of its successors or assigns.

Section 6.8.          Binding Effect; Assignability.

(a)          This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

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(b)          The Trustee and the other Secured Parties shall be express third-party beneficiaries of this Agreement.

Section 6.9.          Headings and Exhibits. The headings herein are for purposes of references only and shall not otherwise affect the meaning or interpretation of any provision hereof. The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

[Signature pages to follow.]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

GOLUB CAPITAL BDC CLO 2014 LLC, as the Purchaser

By: Golub Capital BDC, Inc., its designated manager

By:	/s/ Ross A. Teune
Name: Ross A. Teune
Title: Chief Financial Officer and Treasurer

Golub Capital BDC CLO 2014 LLC

c/o Puglisi & Associates

850 Library Avenue, Suite 204

Newark, Delaware 19711

with a copy to:

GC Advisors LLC

150 South Wacker Drive, Suite 800

Chicago, Illinois 60606

Attention: David Golub

Facsimile: 312-201-9167

GOLUB CAPITAL BDC, INC., as the Seller

By:	/s/ Ross A. Teune
Name: Ross A. Teune
Title: Chief Financial Officer and Treasurer

Golub Capital BDC, Inc.

150 South Wacker Drive, Suite 800

Chicago, Illinois 60606

Attention: David Golub

Facsimile: 312-201.9167

SCHEDULE I

SALE PORTFOLIO LIST

Sch. I-1

EXHIBIT A

FORM OF LOAN ASSIGNMENT

LOAN ASSIGNMENT NO. ____, dated as of ____, from Golub Capital BDC, Inc. (the “Seller”) to Golub Capital BDC CLO 2014 LLC (the “Purchaser”).

(A)         We refer to the Loan Sale Agreement, dated as of June 5, 2014 (such agreement as amended, modified, supplemented or restated from time to time, the “Agreement”), by and between the Seller and the Purchaser.

(B)         Defined Terms. All capitalized terms used herein shall have the meanings ascribed to them in the Agreement unless otherwise defined herein.

“Cut—Off Date” shall mean, with respect to the Collateral Obligations designated hereby, ___________, _____.

(C)         Designation of Collateral Obligations. Seller delivers herewith a computer file or microfiche list containing a true and complete list of the Collateral Obligations Sold and assigned hereunder, identified by account number, the related Obligor and Principal Balance as of the Cut—Off Date. Such computer file, microfiche list or other documentation shall be as of the date of this Loan Assignment incorporated into and made part of this Loan Assignment and is marked as Schedule I hereto.

(D)         The Seller does hereby Sell to the Purchaser, and the Purchaser hereby Purchases from the Seller, all right, title and interest of the Seller (whether now owned or hereafter acquired) in the Collateral Obligations and related Assets (the “Sale Portfolio”):

(E)         This Loan Assignment is made without recourse but on the terms and subject to the conditions set forth in the Transaction Documents to which the Seller is a party. The Seller acknowledges and agrees that the Purchaser is accepting this Loan Assignment in reliance on the representations, warranties and covenants of the Seller contained in the Transaction Documents to which the Seller is a party. The undersigned Responsible Officer of the Seller hereby certifies to the Purchaser, the Trustee and the other Secured Parties that all of the representations and warranties in Section 4.2 of the Agreement are true, accurate and complete as of the Cut-Off Date referenced above.

(F)         Ratification of the Agreement. The Agreement is hereby ratified, and all references to the “Loan Sale Agreement,” to “this Agreement” and “herein” shall be deemed to be a reference to the Agreement as supplemented by this Loan Assignment. Except as expressly amended hereby, all the representations, warranties, terms covenants and conditions of the Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or consent to non—compliance with any term or provision of the Agreement.

Ex. A-1

(G)         It is the express intent of the parties hereto that the Sale of any Sale Portfolio by the Seller to the Purchaser hereunder be, and be treated for all purposes (other than for accounting and tax purposes) as an absolute sale by the Seller (free and clear of any Lien, security interest, charge or encumbrance other than Permitted Liens) of such Sale Portfolio. It is, further, not the intention of the parties that such Sale be deemed a pledge of any such Sale Portfolio by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the intent of the parties, any such Sale Portfolio is held to continue to be property of the Seller, then the parties hereto agree that: (i) the Agreement shall also be deemed to be, and hereby is, a “security agreement” within the meaning of Article 9 of the UCC; (ii) the transfer of any such Sale Portfolio provided for hereunder shall be deemed to be a grant by the Seller to the Purchaser of a first priority security interest (subject only to Permitted Liens) in all of the Seller’s right, title and interest in and to such Sale Portfolio and all amounts payable to the holders of the Sale Portfolio in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts from time to time held or invested in the Collection Account and the Revolver Funding Account, whether in the form of cash, instruments, securities or other property, to secure the prompt and complete payment of a loan deemed to have been made in an amount equal to the aggregate Purchase Price of such Sale Portfolio together with all of the other obligations of the Seller hereunder; (iii) the possession by the Purchaser (or the Custodian on behalf of the Trustee, for the benefit of the Secured Parties) of such Sale Portfolio and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be, subject to clause (iv), for purposes of perfecting the security interest pursuant to the UCC; and (iv) acknowledgements from Persons holding such property shall be deemed acknowledgements from custodians, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. The parties further agree in such event that any assignment of the interest of the Purchaser pursuant to any provision hereof shall also be deemed to be an assignment of any security interest created pursuant to the terms of the Agreement. Each of the Seller and the Purchaser shall, to the extent consistent with the Agreement and the other Transaction Documents, take such actions as may be necessary to ensure that, if the Agreement were deemed to create a security interest in any Sale Portfolio, such security interest would be deemed to be a perfected security interest of first priority (subject only to Permitted Liens) under applicable law and will be maintained as such throughout the term of the Agreement. The Purchaser shall have, in addition to the rights and remedies which it may have under the Agreement, all other rights and remedies provided to a secured creditor under the UCC and other applicable law, which rights and remedies shall be cumulative.

(H)         THIS LOAN ASSIGNMENT NO. ___ SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS.

[Remainder of Page Intentionally Left Blank]

Ex. A-2

IN WITNESS WHEREOF, the Seller has caused this Loan Assignment to be executed by its duly authorized officer as of the date first above written.

GOLUB CAPITAL BDC, INC.,
as the Seller

By:
Name:
Title:

Ex. A-3

SCHEDULE I TO EXHIBIT A

Ex. A-4